UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2009

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Nevada	333-143314	20-8051010
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6th Floor, Suite 608, Xue Yuan International Tower,
No. 1 Zhichun Road, Haidian District Beijing, PRC

(Address Of Principal Executive Offices) (Zip Code)

+86 10 8231 8626
(Registrant’s Telephone Number, Including Area Code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.Changes in Registrant’s Certifying Accountants

On May 21, 2009, Yongye Biotechnology International, Inc. (the “Company”) dismissed its principal independent accountant, MSPC Certified Public Accountants and Advisors, P.C. (“MSPC”) from its engagement with the Company, which dismissal was effective immediately.  MSPC was engaged by the Company on July 7, 2008. The decision to dismiss MSPC as the Company’s principal independent accountant was approved by the Audit Committee of the Company on May 19, 2009.

There were no disagreements between the Company and MSPC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, from the time of MSPC’s engagement up to the date of dismissal which disagreements that, if not resolved to MSPC’s satisfaction, would have caused MSPC to make reference to the subject matter of the disagreement in connection with its report issued in connection with the audit of the Company’s financial statements.  None of the reportable events described under Item 304(a)(1)(v)(A)-(D) of Regulation S-K occurred within the two fiscal years of the Company ended December 31, 2007 and 2008 and subsequently up to the date of dismissal.  The audit report of MSPC on the financial statements of the Company as of December 31, 2008 did not contain any adverse opinion or disclaimer of opinion, and such audit report was not qualified or modified as to uncertainty, audit scope or accounting principles.  A letter from MSPC addressed to the Securities and Exchange Commission stating that it concurs with the statements made by the Company with respect to MSPC in this Current Report on Form 8-K will be furnished separately within ten business days of the filing of this Current Report on Form 8-K.

On May 22, 2009, the Company engaged KPMG Huazhen (“KPMG”) to serve as its independent auditor, effective immediately upon the dismissal of MSPC.  The decision to engage KPMG as the Company’s principal independent accountant was approved by the Audit Committee of the Company on May 19, 2009.  During the two fiscal years of the Company ended December 31, 2007 and 2008, and through the date of the KPMG’s engagement, the Company did not consult KPMG regarding either: (i) the application of accounting principles to a specified transaction (either completed or proposed), or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning set forth in Regulation S-K, Item 304 (a)(1)(iv) or (a)(1)(v).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

Dated: May 22, 2009	By:	/s/ Zishen Wu
Name: Zishen Wu
Title: President and CEO